SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): August 14, 2002

                                NISOURCE INC.
             (Exact Name of Registrant as Specified in Charter)

          Delaware              001-16189            35-2108964
       (State or Other      (Commission File        (IRS Employer
       Jurisdiction of           Number)         Identification No.)
       Incorporation)

    801 East 86th Avenue, Merrillville, Indiana           46410
      (Address of Principal Executive Offices)          (Zip Code)

    Registrant's telephone number, including area code:(877) 647-5990







   ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
             EXHIBITS

        (c)  Exhibits.

             EXHIBIT
             NUMBER         DESCRIPTION
             -------        -----------

             99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 14, 2002

             99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 14, 2002


   ITEM 9.   REGULATION FD DISCLOSURE

        On August 14, 2002, each of the Principal Executive Officer, Gary
   L. Neale, and the Principal Financial Officer, Michael W. O'Donnell, of NiSource Inc. submitted to the Commission sworn statements pursuant to the Commission's June 27, 2002 Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (No. 4-460).

        A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).







                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NISOURCE INC.


   Date:  August 14, 2002         By:  /s/ Jeffrey W. Grossman
                                      ---------------------------------
                                      Jeffrey W. Grossman
                                      Vice President and Controller








                                EXHIBIT INDEX


          EXHIBIT NO.     DESCRIPTION
          -----------     -----------
          99.1            Statement Under Oath of Principal Executive
                          Officer Regarding Facts and Circumstances
          99.2            Relating to Exchange Act Filings dated August 14,
                          2002

                          Statement Under Oath of Principal Financial
                          Officer Regarding Facts and Circumstances
                          Relating to Exchange Act Filings dated August 14,
                          2002